                          ----------------------------


                                   LEND LEASE

                              HYPERION HIGH YIELD

                                CMBS FUND, INC.


                          ----------------------------



                                 Annual Report


                                 July 31, 2001





[Lend Lease Logo]                                            [HYPERION LOGO]

-------------------------------------------------------------------------------------------------------------------------
LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Portfolio of Investments                                                                         Principal
July 31, 2001                                                   Interest                          Amount        Value
                                                                  Rate         Maturity           (000s)       (Note 2)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 10.3%
U.S. Treasury Bills
 (Cost - $11,399,050) ............................                 5.75%       08/02/01        $  11,400    $ 11,398,100
                                                                                                            ------------
 -----------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 79.7%
Chase Commercial Mortgage Securities Corp........
 Series 2000-2, Class G* ........................                  6.65        07/15/10           3,756       3,048,710
 Series 2000-2, Class H* ........................                  6.65        07/15/10           8,468       6,658,662
 Series 2000-2, Class I* ........................                  6.65        07/15/10           5,541       4,000,607
 Series 2000-2, Class J* ........................                  6.65        07/15/10           7,387       4,969,238
                                                                                                             ----------
                                                                                                             18,677,218
                                                                                                             ----------
Comm
 Series 2000-C1, Class E ........................                  8.13        08/15/33           3,000       3,187,380
First Union National Bank Commercial Mortgage
 Series 2001-C2, Class K* .......................                  6.46        01/15/43           1,499       1,187,754
GE Capital Commercial Mortgage Corp. ............
 Series 2000-1, Class G .........................                  6.13        01/15/33          16,718      12,914,714
GMAC Commercial Mortgage Security Inc. ..........
 Series 2000-C2, Class E ........................                  8.49        08/16/33           5,000       5,398,050
GS Mortgage Securities Corp. II
 Series 1998-GLII, Class F* .....................                  6.97+       04/13/31           3,000       2,418,423
Heller Financial Commercial Mortgage Asset
 Series 2000-PH1, Class G* ......................                  6.75        09/15/11           8,750       7,097,344

JP Morgan Commercial Mortgage Finance Corp. .....
 Series 1999-C7, Class F ........................                  6.00        10/15/35           7,000       5,481,602
 Series 1999-C8, Class H ........................                  6.00        07/15/31           3,500       2,690,625
 Series 2000-C10, Class E .......................                  8.10        08/15/32           4,000       4,284,200
                                                                                                             ----------
                                                                                                             12,456,427
                                                                                                             ----------
Morgan Stanley Cap I Inc. .......................
 Series 1998-WF2, Class G* ......................                  6.34        01/15/13           5,000       3,683,500
Mortgage Capital Funding, Inc. ..................
 Series 1996-MC1, Class G* ......................                  7.15        06/15/06           2,900       2,663,331

Nationslink Funding Corp. .......................
 Series 1998-2, Class F* ........................                  7.11        01/20/13          16,125      13,254,184
 Series 1996-1, Class F .........................                  7.35        02/20/06           2,686       2,550,290
                                                                                                             ----------
                                                                                                             15,804,474
                                                                                                             ----------
PNC Mortgage Acceptance Corp. ...................
 Series 2001-C1, Class H* .......................                  5.91        03/01/34           1,875       1,411,688
 Series 2001-C1, Class J* .......................                  5.91        04/12/11           1,875       1,412,700
                                                                                                             ----------
                                                                                                              2,824,388
                                                                                                             ----------
Total Commercial Mortgage Backed Securities
       (Cost - $85,791,939) .....................                                                            88,313,002
                                                                                                             ----------
 -----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Portfolio of Investments
July 31, 2001
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 90.0%
       (Cost - $97,190,989)..................................                                      $ 99,711,102
Other assets in excess of liabilities - 10.0%................                                        11,058,763
                                                                                                   -------------
NET ASSETS - 100.0% .........................................                                      $ 110,769,865
                                                                                                   =============
 ---------------------------------------------------------------------------------------------------------------

* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
+         Variable Rate Security - Interest rate is in effect as of July 31,
          2001.
---------------
See notes to financial statements.

----------------------------------------------------------------------------------------------------------------
LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Statement of Assets and Liabilities
July 31, 2001
----------------------------------------------------------------------------------------------------------------
Assets:
Investments, at value (cost $97,190,989) (Note 2)  ..........................................      $  99,711,102
Cash collateral for open swap contract ......................................................         10,000,000
Receivable on open swap contract ............................................................            649,522
Interest receivable .........................................................................            607,777
Net unrealized appreciation on swap contract (Note 2) .......................................            363,165
Cash ........................................................................................             74,850
                                                                                                   -------------
   Total assets .............................................................................        111,406,416
                                                                                                   -------------
Liabilities:
Payable on open swap contract ...............................................................            381,607
Investment advisory fee payable .............................................................            151,023
Administration fee payable ..................................................................             51,998
Other accrued expenses and payables .........................................................             51,923
                                                                                                   -------------
   Total liabilities ........................................................................            636,551
                                                                                                   -------------
Net Assets (equivalent to $10.64 per share based on 10,411,959 shares issued and outstanding)      $ 110,769,865
                                                                                                   =============
Composition of Net Assets:
Capital stock, at par ($.001) (Note 5) ......................................................      $      10,412
Additional paid-in capital (Note 5) .........................................................        108,769,548
Undistributed net investment loss ...........................................................           (908,883)
Accumulated net realized loss ...............................................................           (252,405)
Net unrealized appreciation .................................................................          3,151,193
                                                                                                   -------------
Net assets applicable to capital stock outstanding ..........................................      $ 110,769,865
                                                                                                   =============

---------------
 See notes to financial statements

-----------------------------------------------------------------------------------------------
LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Statement of Operations
For the Year Ended July 31, 2001
-----------------------------------------------------------------------------------------------
Investment Income (Note 2):
Interest .....................................................................      $ 5,838,541
                                                                                    -----------
Expenses:
Investment advisory fees (Note 3) ............................................          339,986
Administration fees (Note 3) .................................................          101,996
Custodian ....................................................................           50,809
Audit and tax service fees ...................................................           30,216
Transfer agency ..............................................................           20,426
Directors' fees ..............................................................           15,796
Legal fees ...................................................................           12,849
Other expenses ...............................................................           26,864
                                                                                    -----------
   Total operating expenses ..................................................          598,942
Less expenses waived by the investment adviser (Note 3) ......................          (88,963)
                                                                                    -----------
Total expenses ...............................................................          509,979
                                                                                    -----------
Net investment income ........................................................        5,328,562
                                                                                    -----------
Realized and Unrealized Gains on Investments (Note 2):
Net realized gains on investment transactions ................................          588,282
Net change in unrealized appreciation on investments and swap contracts.......        3,072,825
                                                                                    -----------
Net realized and unrealized gains on investments .............................        3,661,107
                                                                                    -----------
Net increase in net assets resulting from operations .........................      $ 8,989,669
                                                                                    ===========

---------------
See notes to financial statements

--------------------------------------------------------------------------------------------------------------------------
LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Statement of Changes in Net Assets
                                                                                        For the Year        For the Period
                                                                                           Ended                Ended
                                                                                       July 31, 2001        July 31, 2000
--------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting from Operations:
 Net investment income ...........................................................      $   5,328,562       $     739,008
 Net realized gain on investments ................................................            588,282              45,672
 Net change in unrealized appreciation on investment transactions ................          3,072,825              78,368
                                                                                        -------------       -------------
 Net increase in net assets resulting from operations ............................          8,989,669             863,048
                                                                                        -------------       -------------
Dividends to Shareholders (Note 2)
 Net investment income ...........................................................         (6,311,704)           (685,801)
 Net realized gains ..............................................................           (886,359)                 --
                                                                                        -------------       -------------
 Total dividends .................................................................         (7,198,063)           (685,801)
                                                                                        -------------       -------------
Capital Stock Transactions (Note 5)
Net proceeds from sales of shares ................................................         51,000,000          49,840,250
Issued to shareholders in reinvestment of distributions ..........................          7,723,818             115,892
                                                                                        -------------       -------------
Net increase from capital shares transactions ....................................         58,723,818          49,956,142
                                                                                        -------------       -------------
Total increase in net assets .....................................................         60,515,424          50,133,389
Net Assets:
 Beginning of period .............................................................         50,254,441             121,052
                                                                                        -------------       -------------
 End of period (including undistributed net investment (loss)/income of $(908,883)
   and $74,259 respectively) .....................................................      $ 110,769,865       $  50,254,441
                                                                                        =============       =============

---------------
See notes to financial statements

-------------------------------------------------------------------------------------------------------
LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Financial Highlights

                                                                       For the Year      For the Period
                                                                          Ended             Ended
                                                                      July 31, 2001      July 31, 2000
-------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ...........................      $        10.18     $       10.00
                                                                      --------------     -------------
Net investment income ..........................................                0.72              2.83
Net realized and unrealized gains on investments ...............                0.69              0.03
                                                                      --------------     -------------
Net increase in net asset value resulting from operations.......                1.41              2.86
                                                                      --------------     -------------
Dividends from net investment income ...........................               (0.82)            (2.68)
Dividends from net realized gains ..............................               (0.13)               --
                                                                      --------------     -------------
Total dividends ................................................               (0.95)            (2.68)
                                                                      --------------     -------------
Net asset value, end of period .................................      $        10.64     $       10.18
                                                                      ==============     =============
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period ($000s) ..............................      $      110,770     $      50,254
Operating expenses .............................................                0.88%             0.79%
Total expenses .................................................                0.75%             0.69%
Net investment income ..........................................                7.84%             5.94%
Portfolio turnover rate ........................................                  41%               26%

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Notes to Financial Statements
July 31, 2001
--------------------------------------------------------------------------------


1. The Fund

The Lend Lease Hyperion High-Yield CMBS Fund, Inc. (the "Fund"), which was incorporated under the laws of the State of Maryland on September 12, 1995, is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified closed-end management investment company. The Fund expects to distribute in cash all of its net assets on or prior to December 31, 2001, and immediately thereafter to terminate.

The Fund's investment objective is to provide a high total return by investing in securities backed by real estate mortgages. No assurance can be given that the Fund's investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: A determination of value used in calculating net asset value must be a fair value determination made in good faith by or on behalf of the Fund's Board of Directors in accordance with procedures established by such Board. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The value of mortgage backed securities can be significantly affected by changes in interest rates or in the financial conditions of an issuer or market.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Income Taxes: The Fund intends to qualify and meet the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to its shareholders. Therefore, no income or excise tax provision is required.

Dividends and Distributions to Shareholders: Dividends from net investment income and net realized capital gains (including net short term capital gains), if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the fund as a whole.

Repurchase Agreements: The Fund invests in repurchase agreements. A repurchase agreement is an agreement by which the Fund purchases securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed date. The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Lend Lease Hyperion Capital Advisors, L.L.C. (the "Adviser") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Notes to Financial Statements
July 31, 2001
--------------------------------------------------------------------------------

Swap Agreements: The Fund has entered into an interest rate swap agreement to preserve a return or spread on a particular investment or portion of its portfolio and to protect against any increase in the price of securities. The Fund anticipates purchasing at a later date, to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings or to manage the effective maturity or interest rate sensitivity of its portfolio. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Entering into this agreement involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for this agreement, that the counterparty to the agreement may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates.

As of July 31, 2001, the following swap agreement was outstanding:

                     Expiration                                                                             Net Unrealized
Notional Amount         Date                                    Description                                  Appreciation
---------------    -------------    -------------------------------------------------------------------    -----------------
$    10,000,000       12/17/01      Agreement with Deutsche Bank AG dated 12/27/00 to pay the notional      $        363,165
                                    amount multiplied by the 10 month LIBOR (6.00%) plus a 25 basis point spread two business days following the expiration date and to receive two business days following the expiration date the notional amount multiplied by the 10 month LIBOR (6.00%) plus the return on a portfolio of bonds not owned by the Fund.

3. Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets. During the year ended July 31, 2001, the Adviser earned $339,986 in investment advisory fees, of which the Adviser has waived $88,963 of its fee.

The Adviser has agreed to either waive or reimburse the ongoing expenses of the Fund to the extent that such expenses exceed 0.75% of average daily net assets per annum.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator entered into a sub-administration agreement with State Street Corp. (the "Sub-Administrator"), an affiliate of the Fund's Custodian. The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.15% of the Fund's average weekly net assets. During the year ended July 31, 2001, the Administrator earned $101,996 in Administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or directors of the Adviser, Administrator and Sub-Administrator.

4. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the year ended July 31, 2001, were $74,615,495 and $20,695,199 respectively. Purchases and sales of U.S. Government securities, for the year ended July 31, 2001 were $15,022,787 and $0, respectively. For purposes of this note, U.S. Government securities include securities issued by the U. S. Treasury.

--------------------------------------------------------------------------------
LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Notes to Financial Statements
July 31, 2001
--------------------------------------------------------------------------------

At July 31, 2001, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

             Aggregate cost.......................................   $ 7,190,989
                                                                     -----------
             Gross unrealized appreciation........................   $ 2,660,217
             Gross unrealized depreciation........................   $  (140,104)
                                                                     -----------
             Net unrealized appreciation..........................   $ 2,520,113
                                                                     -----------


5. Capital Stock

There are 100 million shares of $0.001 par value common stock authorized. Of the 10,411,959 shares outstanding at July 31, 2001, the Adviser owned 11,088 shares.

6. Subsequent Events

The Fund adviser's management believes that its ability to perform its responsibilities, including providing services to the Fund and the ability of trading securities held by the Fund through any bond dealer or counter party, have not been affected by the events of September 11, 2001.

--------------------------------------------------------------------------------
LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Report of Independent Certified Public Accountants

--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of Lend Lease Hyperion High-Yield CMBS Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Lend Lease Hyperion High-Yield CMBS Fund, Inc., including the portfolio of investments, as of July 31, 2001 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lend Lease Hyperion High-Yield CMBS Fund, Inc. as of July 31, 2001, the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.



SCHWARTZ & HOFFLICH, LLP
Norwalk, CT
September 10, 2001

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

--------------------------------------------------------------------------------

Officers and Directors

--------------------------------------------------------------------------------


Edward Hurley
President

Clifford E. Lai
Director and Chairman of the Board

Leo M. Walsh, Jr.*
Director

Harald R. Hansen*
Director

Larry L. Hicks
Senior Vice President

Thomas F. Doodian
Treasurer and Assistant Secretary

Joseph Tropeano
Secretary and Assistant Treasurer




* Audit Committee Members

----------------------------

      [HYPERION LOGO]

----------------------------


This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust Shares.

 Lend Lease Hyperion High-Yield
         CMBS Fund, Inc.
        One Liberty Plaza
    165 Broadway, 36th Floor
     New York, NY 10006-1404